UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2007

                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                            0-20634                         52-1287752
                          (Commission                     (IRS Employer
                         File Number)                  Identification No.)

                              4690 Millennium Drive
                             Belcamp, Maryland 21017
               (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     As described in the press release attached hereto as Exhibit 99.1 SafeNet, Inc. announced that NASDAQ's Listing and Hearing Review Council notified SafeNet on February 7, 2007 that it has stayed the Nasdaq Listing Qualifications Panel's (the "Panel") decision to suspend trading in SafeNet's securities, pending a review of the decision by the Listing Council. SafeNet may submit any additional information it wishes to the Listing Council to consider as part of this review by March 30, 2007. After receipt of SafeNet's submission by March 30th, the Listing Council will review the Panel's decision on the basis of the written record.

 Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

        99.1  Press Release dated February 8, 2007

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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2007

                                      SAFENET, INC.

                                      By:  /s/ John W. Frederick
                                           -------------------------------------
                                           John W. Frederick,
                                           Chief Financial Officer